UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 12, 2022

Isoray, Inc. (Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33407 (Commission File Number)	41-1458152 (IRS Employer Identification No.)

350 Hills Street, Suite 106, Richland, Washington 99354
(Address of Principal Executive Offices) (Zip Code)

(509) 375-1202
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ISR	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 12, 2022, Isoray Medical, Inc. (“Medical”), a wholly owned subsidiary of Isoray, Inc. (the “Company”), entered into a supply contract (the “New 2023 Agreement”) with Joint Stock Company «Isotope», a Russian company (“JSC Isotope”). Pursuant to the New 2023 Agreement, Medical will purchase Cesium-131 manufactured by Joint Stock Company ‹‹Institute of Nuclear Materials›› and sold by JSC Isotope, at the quality standards, volume, and pricing indicated in the New 2023 Agreement. The New 2023 Agreement is dated November 28, 2022, effective December 12, 2022 for shipments beginning January 1, 2023, and terminates March 31, 2024. Medical and JSC Isotope previously entered into a separate supply contract, dated March 18, 2021, as subsequently amended by six addenda that modified minor shipping, manufacturing, and payment terms (together, the “Prior Agreement”). Although the Prior Agreement remains in effect until March 31, 2023, Medical has or will shortly purchase the maximum amount of Cesium-131 permitted under the Prior Agreement and the New 2023 Agreement has a new price. Therefore, Medical will make all future purchases of Cesium-131 under the New 2023 Agreement.

Additionally, on December 12, 2022, Medical entered into a supply contract (the “New 2024 Agreement”) with JSC Isotope. Pursuant to the New 2024 Agreement, Medical will purchase Cesium-131 manufactured by Joint Stock Company ‹‹Institute of Nuclear Materials›› and sold by JSC Isotope, at the quality standards, volume, and pricing indicated in the New 2024 Agreement. The New 2024 Agreement is dated November 28, 2022, effective December 12, 2022 for shipments beginning January 1, 2024, and terminates March 31, 2025.

The foregoing summaries of the New 2023 and 2024 Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of the New 2023 and 2024 Agreements. Copies of the New 2023 and 2024 Agreements are attached hereto as Exhibit 10.1 and 10.2 and are incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As reported in Item 5.07 below, on December 13, 2022, the stockholders of the Company approved an amendment (the “Plan Amendment”) to the Company’s Amended and Restated 2020 Equity Incentive Plan (the “Plan”) to increase the total number of shares of common stock available for awards under the Plan to 46,000,000 shares. The Board of Directors of the Company had previously adopted the Plan Amendment, subject to approval by the stockholders.

The Company’s Definitive Proxy Statement on Schedule 14A for its Fiscal 2023 Annual Meeting of Stockholders filed with the U.S. Securities and Exchange Commission on November 7, 2022 (the “Proxy Statement”), included a summary description of the Plan, as well as the full text of the Plan Amendment attached as Annex C thereto. The summary of the Plan contained in the Proxy Statement and the above description do not purport to be complete and are qualified in their entirety by reference to the complete text of the Plan, as amended, which is filed herewith as Exhibit 10.3 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 13, 2022, the Company held its Fiscal 2023 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders of the Company voted on the following proposals and cast their votes as described below. The proposals are described in detail in the Proxy Statement. Of the 142,112,766 common shares outstanding and entitled to vote at the Annual Meeting, 92,649,905 common shares (or 65.19%), constituting a quorum, were represented in person or by proxy at the Annual Meeting.

The Annual Meeting was partially adjourned to January 12, 2023, solely with respect to the voting on Proposal One. The Annual Meeting will resume solely with respect to Proposal One at 11 a.m. Arizona Time on January 12, 2023 at Gallagher & Kennedy, P.A., 2575 East Camelback Road, Suite 1100, Phoenix, Arizona 85016.

The voting results on each proposal are set forth below.

Proposal One – The Certificate Amendment Proposal. Proposal One was to approve an amendment to the Company’s Certificate of Incorporation to increase the total number of authorized shares of Common Stock to 750,000,000 shares of Common Stock. The Company has adjourned the Annual Meeting solely with respect to Proposal One to provide its stockholders additional time to vote on such proposal. The results of the voting as of the date of the Annual Meeting on December 13, 2022 were as follows:

For	Against	Abstain	Broker Non-Votes
52,741,902	14,178,373	687,135	25,042,495

However, the affirmative vote of holders of more than 50% of the Company’s issued and outstanding shares of Common Stock is necessary for Proposal One to be approved and the Company is still soliciting votes to reach the requisite number of votes required.

Proposal Two – The NYSE American Proposal. The stockholders approved the issuance by the Company of shares of Common Stock, par value $0.001 per share, in an amount equal to 20% or more of the amount of Common Stock issued and outstanding immediately prior to such issuance. The votes for this proposal were:

For	Against	Abstain	Broker Non-Votes
56,946,259	9,128,897	1,532,254	25,042,495

Proposal Three – The Equity Incentive Plan Amendment Proposal. The stockholders approved the Plan Amendment. The votes for this proposal were:

For	Against	Abstain	Broker Non-Votes
47,983,158	18,875,449	748,803	25,042,495

Proposal Four – The Election Proposal. The stockholders elected four directors to the Board of Directors for a one-year term expiring at the Fiscal 2024 Annual Meeting of Stockholders and until their successors have been duly elected and qualified. The votes for this proposal were:

	For	Withheld	Broker Non-Votes
Lori A. Woods	51,255,481	16,351,929	25,042,495
Philip J. Vitale, M.D.	55,318,509	12,288,901	25,042,495
Michael W. McCormick	54,831,641	12,775,769	25,042,495
Alan Hoffmann	55,620,301	11,987,109	25,042,495

Proposal Five – The Auditor Ratification Proposal. The stockholders ratified the appointment of Assure CPA, LLC as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2023. The votes on this proposal were:

For	Against	Abstain
86,620,297	3,892,087	2,137,521

Proposal Six – The Say-On-Pay Proposal. The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The votes on this proposal were:

For	Against	Abstain	Broker Non-Votes
53,042,425	12,745,783	1,819,202	25,042,495

Proposal Seven – The Adjournment Proposal. The stockholders approved the proposal to adjourn the Annual Meeting, if necessary, to ensure that any necessary supplement or amendment to the Proxy Statement is provided to the Company’s stockholders in a reasonable amount of time in advance of the Annual Meeting or to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve all of the proposals set forth in the Proxy Statement. The votes on this proposal were:

For	Against	Abstain	Broker Non-Votes
55,352,480	10,751,723	1,503,207	25,042,495

Item 7.01	Regulation FD Disclosure

On December 14, 2022, the Company issued a press release announcing the convening and partial adjournment of the Annual Meeting and the information for the reconvened Annual Meeting, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information furnished in this Item 7.01 shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission, whether or not filed under the Securities Act of 1933, as amended, or the 1934 Act, regardless of any general incorporation language in such document.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	2023 Supply Contract, executed December 12, 2022, between Isoray Medical, Inc., and Joint Stock Company «Isotope» (confidential portions of the exhibit have been omitted).

10.2	2024 Supply Contract, executed December 12, 2022, between Isoray Medical, Inc., and Joint Stock Company «Isotope» (confidential portions of the exhibit have been omitted).

10.3	Isoray, Inc. Amended and Restated 2020 Equity Incentive Plan, as amended on December 13, 2022.

99.1	Press Release dated December 14, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 14, 2022

Isoray, Inc., a Delaware corporation

By: /s/ Lori A. Woods
     Lori A. Woods, CEO